Provisions	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions	Provisions

						$ million
	Decommissioning	Environmental	Litigation and claims	Emissions	Other	Total
At 1 January 2020	15,110	1,620	1,281	919	2,021	20,951
Exchange adjustments	96	9	1	25	84	215
Increase (decrease) in existing provisions	(686)	297	260	1,429	974	2,274
Write-back of unused provisions	(11)	(88)	(12)	(17)	(341)	(469)
Unwinding of discount	369	39	18	—	11	437
Utilization	(7)	(246)	(508)	(687)	(378)	(1,826)
Reclassified to other payables	(245)	—	(129)	—	(86)	(460)
Reclassified as liabilities directly associated with assets held for sale	(10)	—	—	—	—	(10)
Deletions	(140)	(2)	(1)	—	(8)	(151)
At 31 December 2020	14,476	1,629	910	1,669	2,277	20,961
Of which – current	428	273	260	1,621	1,179	3,761
– non-current	14,048	1,356	650	48	1,098	17,200

The decommissioning provision comprises the future cost of decommissioning oil and natural gas wells, facilities and related pipelines. The environmental provision includes provisions for costs related to the control, abatement, clean-up or elimination of environmental pollution relating to soil, groundwater, surface water and sediment contamination. The litigation and claims category includes provisions for matters related to, for example, commercial disputes, product liability, and allegations of exposures of third parties to toxic substances. The emissions provision relates to the group’s obligation to transfer emissions allowances under relevant regulations. The provision will principally be settled through allowances already held as inventory in the group balance sheet. Included within the other category at 31 December 2020 are reinvent bp restructuring provisions for employee termination payments of $428 million.
For information on significant estimates and judgements made in relation to provisions, see Provisions and contingencies within Note 1.
Gulf of Mexico oil spill
The group has recognized certain assets, payables and provisions and incurs certain residual costs relating to the Gulf of Mexico oil spill that occurred in 2010. In addition to the Litigation and claims narrative provided in this note, for further information see Notes 7, 9, 20, 22, 29, 33.
Litigation and claims
The Economic and Property Damages Settlement Agreement (EPD Settlement Agreement) with the Plaintiff's Steering Committee (PSC) provides for a court-supervised settlement programme, the Deepwater Horizon Court Supervised Settlement Programme (DHCSSP), which commenced operation on 4 June 2012. On 22 January 2021, the United States District Court for the Eastern District of Louisiana issued an order determining the completion of all claims processing operations of the DHCSSP. The Court also concluded that future issues concerning EPD Settlement Agreement claims would be time barred under the DHCSSP and the claim administrator would proceed to complete post-closure administrative wind down activities. Amounts payable for settled economic and property damage claims are reported within payables - see Note 22 for further information.
A separate claims administrator was appointed to pay medical claims and to implement other aspects of the Medical Benefits Class Action Settlement. For further information on the PSC settlements, see Legal proceedings on page 226.
The litigation and claims provision reflects the latest estimate for the remaining costs associated with the Gulf of Mexico oil spill. The amounts payable may differ from the amount provided and the timing of payments is uncertain.